                                                                   EXHIBIT 99.11

        Mar-2001                         1998-A                           Page 1





                         MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                    SERIES 1998-A
                             CC MASTER CREDIT CARD TRUST II
                          (Formerly Chevy Chase Master Credit Card Trust II)



        RECEIVABLES
        -----------

        Beginning of the Month Principal Receivables:          $3,359,800,772.00
        Beginning of the Month Finance Charge Receivables:       $176,434,172.53
        Beginning of the Month Discounted Receivables:                     $0.00
        Beginning of the Month Total Receivables:              $3,536,234,944.53

        Removed Principal Receivables:                                     $0.00
        Removed Finance Charge Receivables:                                $0.00
        Removed Total Receivables:                                         $0.00

        Additional Principal Receivables:                                  $0.00
        Additional Finance Charge Receivables:                             $0.00
        Additional Total Receivables:                                      $0.00

        Discounted Receivables Generated this Period:                      $0.00

        End of the Month Principal Receivables:                $3,277,529,803.74
        End of the Month Finance Charge Receivables:             $168,936,873.89
        End of the Month Discounted Receivables:                           $0.00
        End of the Month Total Receivables:                    $3,446,466,677.63

        Special Funding Account Balance                                    $0.00
        Aggregate Invested Amount (all Master Trust II Series) $2,300,000,000.00
        End of the Month Transferor Amount                       $977,529,803.74
        End of the Month Transferor Percentage                            29.83%

        DELINQUENCIES AND LOSSES
        ------------------------

        End of the Month Delinquencies:

             30-59 Days Delinquent                                $74,460,386.09
             60-89 Days Delinquent                                $55,931,288.47
             90+ Days Delinquent                                 $115,479,813.27

             Total 30+ Days Delinquent                           $245,871,487.83
             Delinquent Percentage                                         7.13%

        Defaulted Accounts During the Month                       $24,153,554.89
        Annualized Default Percentage                                      8.63%
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        Mar-2001                         1998-A                           Page 2


        Principal Collections                                    $427,590,446.16
        Principal Payment Rate                                            12.73%

        Total Payment Rate                                                13.69%

        INVESTED AMOUNTS
        ----------------

             Class A Initial Invested Amount                     $370,500,000.00
             Class B Initial Invested Amount                      $57,000,000.00
             Class C Initial Invested Amount                      $47,500,000.00
                                                                 ---------------
        INITIAL INVESTED AMOUNT                                  $475,000,000.00

             Class A Invested Amount                             $468,000,000.00
             Class B Invested Amount                              $72,000,000.00
             Class C Invested Amount                              $60,000,000.00
                                                                 ---------------
        INVESTED AMOUNT                                          $600,000,000.00

             Class A Adjusted Invested Amount                    $468,000,000.00
             Class B Adjusted Invested Amount                     $72,000,000.00
             Class C Adjusted Invested Amount                     $60,000,000.00
                                                                 ---------------
        ADJUSTED INVESTED AMOUNT                                 $600,000,000.00

        PREFUNDED AMOUNT                                                   $0.00

        FLOATING ALLOCATION PERCENTAGE                                    17.86%
        PRINCIPAL ALLOCATION PERCENTAGE                                   17.86%

             Class A Principal Allocation Percentage                      78.00%
             Class B Principal Allocation Percentage                      12.00%
             Class C Principal Allocation Percentage                      10.00%

        COLLECTIONS OF PRINCIPAL RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED
        TO SERIES 1998-A                                          $76,359,964.54

        COLLECTIONS OF FINANCE CHARGE RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED TO
        SERIES 1998-A                                             $10,108,958.14

        MONTHLY SERVICING FEE                                        $750,000.00

        INVESTOR DEFAULT AMOUNT                                    $4,313,390.56

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        Mar-2001                         1998-A                           Page 3


        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                           78.00%

             Class A Finance Charge Collections                   $8,469,987.34
             Other Amounts                                                $0.00

        TOTAL CLASS A AVAILABLE FUNDS                             $8,469,987.34

             Class A Monthly Interest                             $2,210,520.00
             Class A Servicing Fee                                  $585,000.00
             Class A Investor Default Amount                      $3,364,444.63

        TOTAL CLASS A EXCESS SPREAD                               $2,310,022.71

        CLASS A REQUIRED AMOUNT                                           $0.00

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                           12.00%

             Class B Finance Charge Collections                   $1,303,074.99
             Other Amounts                                                $0.00

        TOTAL CLASS B AVAILABLE FUNDS                             $1,303,074.99

             Class B Monthly Interest                               $356,080.00
             Class B Servicing Fee                                   $90,000.00

        TOTAL CLASS B EXCESS SPREAD                                 $856,994.99
        CLASS B INVESTOR DEFAULT AMOUNT                             $517,606.87
        CLASS B REQUIRED AMOUNT                                     $517,606.87

        CLASS C FLOATING ALLOCATION PERCENTAGE                           10.00%

        CLASS C MONTHLY SERVICING FEE                                $75,000.00
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        Mar-2001                         1998-A                           Page 4


        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                       $4,177,913.51

             Excess Spread Applied to Class A Required Amount             $0.00

             Excess Spread Applied to Class A Investor Charge Offs        $0.00

             Excess Spread Applied to Class B Required Amount       $517,606.87

             Excess Spread Applied to Reductions of Class B
             Invested Amount                                              $0.00

             Excess Spread Applied to Class C Required Amount       $760,072.39

             Excess Spread Applied to Reductions of Class C
             Invested Amount                                              $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee   $125,000.00

             Excess Spread Applied to Cash Collateral Account             $0.00

             Excess Spread Applied to Spread Account                      $0.00

             Excess Spread Applied to Reserve Account                     $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                    $0.00

             Excess Spread Applied to other amounts owed to
             Spread Account Residual Interest Holders                     $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                   $2,775,234.25
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     Mar-2001                         1998-A                              Page 5

     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                 $10,784,023.87

     SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1998-A                                                       $0.00

         Excess Finance Charge Collections applied to
         Class A Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                                    $0.00

         Excess Finance Charge Collections applied to
         Class B Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class B Invested Amount                           $0.00

         Excess Finance Charge Collections applied to
         Class C Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class C Invested Amount                           $0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                                     $0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor                    $0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                                       $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                       7.43%
         Base Rate (Prior Month)                                         7.83%
         Base Rate (Two Months Ago)                                      8.15%
                                                                         -----
     THREE MONTH AVERAGE BASE RATE                                       7.80%

         Portfolio Yield (Current Month)                                13.09%
         Portfolio Yield (Prior Month)                                   9.94%
         Portfolio Yield (Two Months Ago)                               12.81%
                                                                        ------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                11.95%
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     Mar-2001                         1998-A                              Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                $76,359,964.54

     INVESTOR DEFAULT AMOUNT                                     $4,313,390.56

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                  $0.00
         Allocable to Class B Certficates                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                   $0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                          $80,673,355.10

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                        $0.00
     CLASS B INVESTOR CHARGE OFFS                                        $0.00
     CLASS C INVESTOR CHARGE OFFS                                        $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                        $18,000,000.00
         Available Cash Collateral Amount                       $18,000,000.00

     TOTAL DRAW AMOUNT                                                   $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                                /s/ Tracie H. Klein
                                         By:    ______________________________
                                                Tracie H. Klein
                                                First Vice President